UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

April 18, 2006

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive Warrendale, Pennsylvania	15086-7528
(Address of principal executive offices)	(Zip Code)

(724) 776-4857

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement
On April 18, 2006, the Board of Directors (the "Board") of American Eagle Outfitters, Inc. (the "Company") appointed Joan Hilson as Executive Vice President, Chief Financial Officer, AE Brand, and as an executive officer of the Company. In connection with Ms. Hilson's appointment as an executive officer of the Company, the employment agreement between Ms. Hilson and the Company, dated July 18, 2005, became a material agreement to the Company. A copy of the employment agreement between the Company and Ms. Hilson is being filed herewith as exhibit 10.1 and is incorporated herein by reference.

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 18, 2006, the Company's Board appointed Joan Hilson as Executive Vice President, Chief Financial Officer, AE Brand, and as Principal Financial Officer of the Company. Dale Clifton, Senior Vice President and Chief Accounting Officer of the Company, previously served as interim Principal Financial Officer since September 2005.

Prior to her appointment as Executive Vice President, Chief Financial Officer, AE Brand, Ms. Hilson, age 46, served the Company as Senior Vice President, Finance since September 2005.  Prior to joining the Company, Ms. Hilson held various positions at the Victoria's Secret Stores division of Limited Brands, Inc., including Senior Vice President and Chief Financial Officer from July 2002 to September 2005, Vice President of Planning and Allocation from April 1997 to June 2002, Vice President of Finance from February 1996 to March 1997 and Vice President of Financial Planning from August 1995 to January 1996.  Prior to that time, Ms. Hilson held various other management level positions with Limited Brands, Inc. from April 1993 to July 1995. Ms. Hilson held various finance management positions at Sterling Jewelers, Inc. from August 1985 to January 1993 and prior thereto she worked as a Certified Public Accountant at the accounting firm Coopers & Lybrand. A copy of the employment agreement between the Company and Ms. Hilson is being filed herewith as exhibit 10.1 and is incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure
The information in this Item 7.01 of Form 8-K shall not be treated as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On April 19, 2006, the Company issued a press release announcing the promotion of Joan Hilson to Executive Vice President, Chief Financial Officer, AE Brand. A copy of this press release is attached hereto as exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
10.1*	Employment agreement between the Company and Joan Hilson dated July 18, 2005
99.1**	Press Release dated April 19, 2006 announcing promotion of Joan Hilson to Executive Vice President, Chief Financial Officer, AE Brand

* Such Exhibit is being filed herewith pursuant to Item 1.01 of the Current Report on Form 8-K.
** Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: April 24, 2006	By:	/s/ Neil Bulman, Jr.
Neil Bulman, Jr.
Vice President - General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Employment agreement between the Company and Joan Hilson dated July 18, 2005
99.1**	Press Release dated April 19, 2006 announcing promotion of Joan Hilson to Executive Vice President, Chief Financial Officer, AE Brand

* Such Exhibit is being filed herewith pursuant to Item 1.01 of the Current Report on Form 8-K.
** Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.